UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): October 7, 2003

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                   0-8328                                   84-0608431
         (Commission File Number)                       (I.R.S. Employer
                                                     Identification Number)

                                 (303) 655-5700
              (Registrant's Telephone Number, Including Area Code)

      5405 Spine Road, Boulder, Colorado                       80301
   (Address of Principal Executive Offices)                 (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Items 1, 3 through 6 and 8 through 12 are inapplicable and have been omitted.

Item 2.   Acquisition or Disposition of Assets

          Dynamic Materials Corporation, ("DMC"), announced on October 8, 2003 that it has completed the sale of its Precision Machined Products Division ("PMP") to Silvertip, L.L.C. ("Silvertip"). PMP is a contract machining shop specializing in high precision, high quality, complex machined parts used in the aerospace, satellite, medical equipment and high technology industries.

          Pursuant to an Asset Purchase Agreement between DMC and Silvertip dated October 7, 2003, DMC sold the assets that constitute PMP for a sales price of $580,000. The sales price is being financed by DMC through the issuance of a promissory note payable over a 2-1/2 year period.

          The sales price was determined pursuant to arms-length negotiations between DMC and Silvertip. Silvertip is a private company unaffiliated with DMC and is a majority owned subsidiary of Mistequay Group. Ltd., Saginaw, Michigan.

          Copies of the Asset Purchase Agreement and of a press release relating to the disposition are attached as exhibits hereto and are incorporated by reference herein.


Item 7.   Financial Statements and Exhibits

          (b) Pro Forma Financial Information


                          DYNAMIC MATERIALS CORPORATION
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2003 gives effect to the sale of PMP as if it had occurred on June 30, 2003. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2003 and the fiscal year ended December 31, 2003 give effect to the sale of PMP as if it had occurred at the beginning of each of the periods presented.

Pro forma financial statements require the presentation of earnings from continuing operations after income tax but before discontinued operations, extraordinary items, and cumulative effect of a change in accounting principle. Therefore, the cumulative effect of a change in accounting principle of $2,318,108, net of taxes, related to goodwill impairment under SFAS 142 included in the historical consolidated statement of operations for the fiscal year ended December 31, 2002 has been omitted.

The unaudited pro forma condensed consolidated financial information has been prepared and should be read in conjunction with the historical consolidated financial statements and related notes thereto of DMC, the "Management's Discussion and Analysis of Financial Condition and

Results of Operations" included in DMC's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and DMC's Quarterly Report on Form 10-Q as of June 30, 2003 filed with the Securities and Exchange Commission ("SEC").

Unaudited pro forma condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the results that actually would have been realized had the assets been sold during these periods. Additionally, the future consolidated financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information and changes in values not currently identified due to post-closing adjustments and reconciliation, which could result in adjustment to, among other items, the ultimate loss in connection with the sale of PMP.

To the extent that this pro forma financial information is forward looking, it is made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect assumptions and involve a number of risks and uncertainties, which may be beyond the Company's control, including the risks detailed from time to time in DMC's SEC reports, including the report on Form 10-K for the fiscal year ended December 31, 2002.

                          DYNAMIC MATERIALS CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2003






                                                          Dynamic                       Pro Forma        Pro Forma
                                                         Materials      Sale of PMP(1)  Adjustments       Balance
  ASSETS

CURRENT ASSETS:
           Cash and cash equivelents                    $ 1,253,070     $        -   $        -        $ 1,253,070
           Accounts receivable                            7,421,211              -            -          7,421,211
           Inventories                                    7,985,918       (275,198)           -          7,710,720
           Prepaid expense and other                      1,103,395        (12,181)           -          1,091,214
           Current deferred tax asset                       315,500              -            -            315,500
                                                        -----------     ----------   -------------     -----------
                Total current assets                     18,079,094       (287,379)           -         17,791,715

PROPERTY, PLANT AND EQUIPMENT, net                       15,633,239     (1,431,187)           -         14,202,052

RESTRICTED CASH AND
 SHORT TERM INVESTMENTS                                     191,202              -            -            191,202

GOODWILL, net                                               847,076              -            -            847,076

INTANGIBLE ASSETS, net                                       78,168              -            -             78,168

OTHER ASSETS                                                261,222              -            -            261,222

NOTE RECEIVABLE                                                   -              -        580,000    2     580,000

ASSETS SOLD                                                       -      1,718,566     (1,718,566)               -
                                                        -----------     ----------   ------------      -----------

           TOTAL ASSETS                                 $35,090,001     $        -   $ (1,138,566)     $33,951,435
                                                        ===========     ==========   =============     ===========





See the accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

                          DYNAMIC MATERIALS CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2003






                                                          Dynamic                       Pro Forma        Pro Forma
                                                         Materials      Sale of PMP(1)  Adjustments       Balance
       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

           Accounts payable                             $  3,606,907    $        -   $        -        $  3,606,907
           Accrued expenses                                2,841,873             -         88,000   4     2,929,873
           Current maturities of long-term debt            2,133,666             -            -           2,133,666
                                                        ------------    ----------   ------------      ------------
                     Total current liabilities             8,582,446             -         88,000         8,670,446

           LONG-TERM DEBT                                  9,409,622             -            -           9,409,622

           NET DEFERRED TAX LIABILITIES                      441,991             -            -             441,991

           DEFERRED GAIN ON SWAP
            TERMINATION                                       42,562             -            -              42,562

           OTHER LONG-TERM OBLIGATIONS                        97,676             -            -              97,676
                                                        ------------    ----------   ------------      ------------

                Total liabilities                         18,574,297             -         88,000        18,662,297

STOCKHOLDERS' EQUITY

           Common stock                                      253,648             -            -             253,648
           Additional paid-in capital                     12,395,588             -            -          12,395,588
           Retained earnings                               3,312,140             -     (1,226,566)  3     2,085,574
           Other cumulative comprehensive income             554,328             -            -             554,328
                                                        ------------    ----------   ------------      ------------
               Total stockholder's equity                 16,515,704             -     (1,226,566)       15,289,138

           TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                        $ 35,090,001    $        -   $ (1,138,566)     $ 33,951,435
                                                        ============    ==========   ============      ============





See the accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

                          DYNAMIC MATERIALS CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003





                                                          Dynamic                       Pro Forma        Pro Forma
                                                         Materials      Sale of PMP(1)  Adjustments       Results
NET SALES                                               $ 20,996,841    $ (1,091,772) $        -       $ 19,905,069

COST OF PRODUCTS SOLD                                     16,283,738      (1,360,026)          -         14,923,712
                                                        ------------    ------------  ------------     ------------

           Gross profit                                    4,713,103         268,254           -          4,981,357

EXPENSES:
           General and administrative                      2,033,813         (77,267)          -          1,956,546

           Selling expense                                 1,501,499             -             -          1,501,499
                                                        ------------    ------------  ------------     ------------

                                                           3,535,312         (77,267)          -          3,458,045
                                                        ------------    ------------  ------------     ------------

INCOME FROM OPERATIONS                                     1,177,791         345,521           -          1,523,312

           Other expense, net                                     38             -             -                 38
           Interest expense                                 (275,012)            -             -           (275,012)
           Interest income                                     1,628             -             -              1,628
                                                        ------------    ------------  ------------     ------------

                Income before income taxes                   904,445         345,521           -          1,249,966

INCOME TAX PROVISION                                        (355,332)            -        (134,753)  5     (490,085)
                                                        ------------    ------------  ------------     ------------

NET INCOME                                              $    549,113    $    345,521  $   (134,753)    $    759,881
                                                        ============    ============  ============     ============

NET INCOME PER SHARE - BASIC                            $       0.11                                   $       0.15
                                                        ============                                   ============
NET INCOME PER SHARE - DILUTED                          $       0.11                                   $       0.15
                                                        ============                                   ============

WEIGHTED AVERAGE SHARES
     OUTSTANDING:
          BASIC                                            5,061,390                                      5,061,390
                                                        ============                                   ============
          DILUTED                                          5,078,785                                      5,078,785
                                                        ============                                   ============



See the accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

                          DYNAMIC MATERIALS CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002

                                                          Dynamic                       Pro Forma        Pro Forma
                                                         Materials      Sale of PMP(1)  Adjustments       Results
NET SALES                                               $ 45,657,569    $ (1,771,673) $        -       $ 43,885,896

COST OF PRODUCTS SOLD                                     34,191,224      (2,269,792)          -         31,921,432
                                                        ------------    ------------  ------------   --------------

           Gross profit                                   11,466,345         498,119           -         11,964,464

EXPENSES:
           General and administrative                      4,090,103        (342,310)          -          3,747,793

           Selling expense                                 2,537,486         (29,158)          -          2,508,328
                                                        ------------    ------------  ------------   --------------

                                                           6,627,589        (371,468)          -          6,256,121
                                                        ------------    ------------  ------------   --------------

INCOME FROM OPERATIONS                                     4,838,756         869,587           -          5,708,343

           Other income (expense), net                       (52,037)           (388)          -            (52,425)
           Interest expense                                 (693,230)            -             -           (693,230)
           Interest income                                     4,101             -             -              4,101
                                                        ------------    ------------  ------------   --------------

           Income before income taxes and cumulative
             effect of a change in accounting priniple     4,097,590         869,199           -          4,966,789

INCOME TAX PROVISION                                      (1,609,353)            -        (338,988)  5   (1,948,341)
                                                        ------------    ------------  ------------   --------------

INCOME BEFORE CUMULATIVE EFFECT OF A
     CHANGE IN ACCOUNTING PRINCIPLE                     $  2,488,237    $    869,199  $   (338,988)  $    3,018,448
                                                        ============    ============  ============   ==============


INCOME PER SHARE - BASIC:
           Income before cumulative effect of a change
              in accounting principle                   $       0.49                                         $ 0.60
                                                        ============                                         ======

INCOME PER SHARE - DILUTED:
           Income before cumulative effect of a change
              in accounting principle                   $       0.49                                         $ 0.59
                                                        ============                                         ======

WEIGHTED AVERAGE SHARES
     OUTSTANDING:
          BASIC                                            5,042,382                                      5,042,382
          DILUTED                                          5,087,051                                      5,087,051

See the accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

                          DYNAMIC MATERIALS CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS





1. Represents the elimination of the PMP assets sold and the elimination of the PMP operating results.

2. Represents the promissory note received as total consideration for the sale of the PMP assets.

3. Represents the estimated pretax loss had the sale of PMP occurred on June 30, 2003.

4. This amount reflects the estimated costs associated with the sales transaction.

5. Represents a tax adjustment to reverse the tax benefit associated with PMP's operating loss.

          (c) Exhibits

          10.1 Asset Purchase Agreement for Precision Machined Products between Dynamic Materials Corporation and Silvertip, L.L.C. dated October 7, 2003.

          99.1 Press Release dated October 8, 2003.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DYNAMIC MATERIALS CORPORATION


                                   By:     /s/ Richard A. Santa
                                           ------------------------
                                   Name:   Richard A. Santa
                                   Title:  Vice President and Chief Financial
                                           Officer



Dated:  October 22, 2003

                                INDEX TO EXHIBITS

Number    Description

10.1 Asset Purchase Agreement for Precision Machined Products between Dynamic Materials Corporation and Silvertip, L.L.C. dated October 7, 2003.

99.1      Press Release dated October 8, 2003.